Exhibit 10.11

UNIT PURCHASE AGREEMENT

by and between

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.,

and

NEWKIRK REALTY TRUST, INC.

UNIT PURCHASE AGREEMENT

UNIT PURCHASE AGREEMENT, dated as of                           , 2005 (this “Agreement”), by and between APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership (“Seller”), and NEWKIRK REALTY TRUST, INC., a Maryland Corporation (“Purchaser”).

RECITALS

WHEREAS, the Seller holds limited partnership interests in The Newkirk Master Limited Partnership, a Delaware limited partnership (the “Partnership”);

WHEREAS, the Purchaser desires to acquire, and the Seller desires to sell, a portion of the Seller’s interest in the Partnership all on the terms and conditions set forth herein;

NOW, THEREFORE, In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

PURCHASE AND SALE

1.1           Sale and Purchase.  For the consideration and subject to the terms and conditions set forth herein, and in reliance upon the representations, warranties, covenants and undertakings contained herein, on the Closing Date (as hereinafter defined) the Seller shall sell, transfer, assign, convey, set over and confirm unto the Purchaser                units of limited partnership interests in the Partnership (the “Sale Units”).

1.2           Purchase Price.  In consideration of the sale of the Sale Units, the Purchaser shall pay to Seller in immediately available funds $                  (the “Purchase Price”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

2.1           Representations and Warranties of Sellers.  Seller hereby represents and warrants to the Purchaser, and to the successors and assigns of the Purchaser, as follows:

                                (a)           Organization and Standing.  Seller is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware.

                                (b)           Authority.  The execution, delivery of, and performance of the Seller’s obligations and responsibilities under, this Agreement and the sale of the Sale Units has been duly and validly authorized by all necessary partnership and other action, and this Agreement is a valid and binding obligation of Seller and enforceable against Seller in accordance with its terms.

                                (c)           No Breach of Other Agreements.  Neither the execution and delivery of this Agreement by Seller, nor the performance by Seller of its obligations hereunder, will (i) result in a breach, violation or default by Seller of any provision of law or of its Certificate of Limited Partnership or Agreement of Limited Partnership or of any other agreement or arrangement to which Seller is a party or by which it is bound or to which it or its assets is subject or (ii) create or impose (or result in the creation or imposition of) any security interest, lien, charge, or other encumbrance upon the Sale Units or any part thereof or interest therein.

                                (d)           Ownership of Sale Units.  At the Closing (as hereinafter defined) Seller will own the Sale Units free and clear of all liens, claims, charges or encumbrances of any kind or nature whatsoever, other than the liabilities and obligations applicable to the ownership of the Sale Units as set forth in the Certificate of Limited Partnership or Agreement of Limited Partnership of the Partnership and this Agreement.  At the Closing, no other person or entity will have any right or interest in the Sale Units, or in the income, profits, cash flow or distribution rights or any other rights attendant thereto.

                                (f)            Laws, Governmental Orders and Litigation Relating to Sale Transaction.  There is no litigation, suit, claim, demand or governmental or other proceeding, including any bankruptcy or insolvency proceeding, pending, or to the knowledge of the Seller, threatened against Seller which in any way relates to or affects the sale by Seller, and the purchase by the Purchaser, of the Sale Units.  Seller is not a party to any pending or, to its knowledge, threatened litigation which in any way relates to the Sale Units.  Seller is not a party to, subject to or bound by any agreement or any law, judgment, order, writ, injunction or decree of any court or governmental body which could prevent or adversely affect in any manner the carrying out of the sale of the Sale Units, or any of them, pursuant to this Agreement.

                                (g)           No Rights to Purchase Assets.  No person, firm, corporation or other entity has any right or option to purchase or otherwise acquire all or any part of the Sale Units, other than the rights of the Purchaser hereunder, and, the sale of the Sale Units to the Purchaser pursuant to this Agreement does not violate any preemptive or other right of any other person, firm, corporation or other entity.

                                (h)           No Third Party Approvals.  Seller may transfer and sell the Sale Units as herein contemplated without obtaining the consent or approval of any person or entity, including any governmental entity.

                                (i)            Non-Foreign Person.  Seller is not a foreign person within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended (the “Code”) and Seller’s office address is within the United States of America.

2.2           Representations and Warranties of the Purchaser.  The Purchaser hereby represents and warrants to the Seller as follows:

                                (a)           Organization and Standing of the Purchaser.  The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

                                (b)           Authority.             The execution, delivery and performance of the Purchaser’s obligations and responsibilities under this Agreement and the acquisition of the Sale Units have been duly and validly authorized and this Agreement is valid and binding on the Purchaser and enforceable against the Purchaser in accordance with its terms.

                                (c)           No Breach of Other Agreements.  The execution of this Agreement and the consummation of the purchase of the Sale Units will not conflict with, result in a breach of the terms and conditions of, accelerate any provision of, or constitute any default under any contract or agreement to which the Purchaser is a party.

                                (d)           Laws, Governmental Orders and Litigation.  The Purchaser is not a party to, subject to or bound by any agreement or any law, judgment, order, writ, injunction or decree of any court or governmental body which could prevent or adversely affect the consummation of the purchase of the Sale Units.  There is no litigation, suit, claim, demand or governmental or other proceeding, including any bankruptcy or insolvency proceeding, pending or, to the knowledge of the Purchaser, threatened against the Purchaser which relates to or affects the purchase of the Sale Units.

                                (e)           Investment Representation.  the Purchaser (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the Sale Units and is able to bear the economic risk of a loss of an investment in the Sale Units and (ii) is not acquiring the Sale Units with a view to the distribution of the Sale Units or any present intention of offering or selling all or any portion of the Sale Units in a transaction that would violate the Securities Act of 1933, as amended or the securities laws of any state or any other applicable jurisdiction.  Except for the representations and warranties contained herein, the Purchaser is not relying on the Seller (or any of their agents, representatives or affiliates) with respect to legal, tax, accounting, financial and other economic considerations involved in connection with the transactions contemplated hereby, including an investment in the Sale Units.  the Purchaser has carefully considered and has, to the extent necessary, sought legal, tax, accounting, financial and other advice with respect to the suitability of the proposed investment in the Sale Units.

ARTICLE III

CLOSING

                3.1           Closing.  The closing of the purchase and sale of the Sale Units (the “Closing”) shall occur immediately following the consummation of the Corporation’s initial public offering contemplated by its Registration Statement on Form S-11 filed with the Securities Exchange Commission under the Securities Act of 1933, as amended, on August 8, 2005, amended on September 16, 2005, October 7, 2005, October 17, 2005 and October 28, 2005 (the “Closing Date”) at the offices of Paul Hastings Janofsky & Walker, 75 East 55th Street, New York, New York.

                3.2           Seller’s Closing Deliveries.  At the Closing, the Seller shall deliver, or cause to be delivered, to the Purchaser each of the following instruments, documents or certificates:

                                (a)           Partnership Interest Assignment.  An assignment for each of the Sale Units in the form attached hereto as Exhibit A (the “Assignment Agreement”).

                                (b)           Affidavit.  An affidavit stating Seller’s tax identification number and principal business address and that Seller is a “United States person” as defined by the Internal Revenue Code Section 1445(f)(3) and Section 7701(b).

                                (c)           Other Documents.  Such other documents, instruments or agreements which the Seller is required to deliver to the Purchaser hereunder or which the Purchaser may, either at or subsequent to the date hereof, deem reasonably necessary or desirable in order to consummate the transactions contemplated hereby, or better to vest in the Purchaser title to the Sale Units.

                3.2           Purchaser’s Deliveries.  At the Closing, the Purchaser shall deliver, or cause to be delivered to the Seller:

                                (a)           Assignments.  A duly executed counterpart signature page to the Assignment Agreement.

                                (b)           Purchase Price.  The Purchase Price in immediately available funds.

                                (c)           Other Documents.  Such other documents, instruments or agreements which the Purchaser is required to deliver to the Seller hereunder or which the Seller may, either at or subsequent to the date hereof, deem reasonably necessary or desirable in order to consummate the transactions contemplated hereby.

ARTICLE IV

MISCELLANEOUS

                4.1           Notices.  Except as otherwise provided in this Agreement, all notices, demands, requests, consents, approvals and other communications required or permitted to be given hereunder, or which are to be given with respect to this Agreement, shall be in writing and shall be deemed delivered upon personal delivery thereof, or upon delivery by facsimile electronic transmission (provided an original thereof shall be sent to the other party via Overnight Courier (as herein defined) after the electronic transmission), or on the next business day following delivery to a reliable and recognized air freight or local delivery service (“Overnight Courier”), or two (2) business days following deposit thereof in the U.S. mail (return receipt requested), provided any such notices shall be addressed or delivered to the parties at their respective addresses or facsimile numbers set forth below:

If to the Purchaser:	Apollo Real Estate Investment Fund III, L.P.
60 Columbus Circle
20th Floor
New York, New York 10023
Attn: Stuart Koenig

If to Seller:	Newkirk Realty Trust, Inc.
7 Bulfinch Place
Suite 500
P.O. Box 9507
Boston, Massachusetts 02114
Attn: Carolyn Tiffany

All costs and expenses of delivery shall be borne and paid for by the delivering party.  No notice shall be deemed duly delivered hereunder unless all postage or delivery charges shall have been prepaid by the sending party or otherwise delivered to the receiving party free of delivery charges.  Any party shall have the right to change its address for notice by delivery of a written notice to that effect in the manner herein provided.

                4.2           Entire Agreement; Amendments.  This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior understandings or agreements between the parties with respect to the subject matter hereof.  This Agreement may not be altered, modified, extended, revised or changed, nor may any party hereto be relieved of any of his or its liabilities or obligations hereunder, except by written instrument duly executed by each of the parties hereto.  Any such written instrument entered into in accordance with the provisions of the preceding sentence shall be valid and enforceable notwithstanding the lack of separate legal consideration therefor.

                4.3           Headings.  Section and article headings used herein are for convenience and ease of reference only and are not intended to have any legal effect.  Accordingly, no reference shall be made to any such article or section headings for the purpose of interpreting, construing or enforcing any of the provisions of this Agreement.

                4.4           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed one Agreement.

                4.5           Assignment.  Neither the Purchaser nor the Seller may assign its respective rights or obligations under this Agreement without the prior written consent of the other.

                4.6           Governing Law.  This Agreement shall be governed by the laws of the State of New York, without giving effect to the conflicts of law provisions thereof.

                4.7           Further Assurances.  Each party hereto agrees to execute such further documents as any other party hereto may reasonably request in order to give effect to this Agreement and to carry out and evidence the transactions contemplated hereby.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	Apollo Real Estate Advisors III, L.P.,
its general partner

By:	Apollo Real Estate Capital Advisors III, Inc.,
its general partner

By
Name:
Title:

NEWKIRK REALTY TRUST, INC.

By
Name:
Title:

Exhibit A

ASSIGNMENT AND ASSUMPTION OF AGREEMENT

                THIS ASSIGNMENT AND ASSUMPTION OF AGREEMENT (this “Assignment”) is given as of the              day of                              , 2005, between APOLLO REAL ESTATE INVESTMENT FUND III, L.P., a Delaware limited partnership (“Assignor”), and NEWKIRK REALTY TRUST, INC., a Maryland Corporation (“Assignee”).

BACKGROUND

A.            Assignee and Assignor, among others, are party to that certain Unit Purchase Agreement dated October     , 2005 (the “Purchase Agreement”) pursuant to which Assignee is assigning to Assignor all of its right, title and interest with respect in and to           units of limited partnership interests (the “Sale Units”) in The Newkirk Master Limited Partnership, a Delaware limited partnership (the “Partnership”);

                B.            Assignee and Assignor desire to evidence such assignment and provide for the acceptance of such assignment by Assignor and the assumption by Assignor of the obligations of a limited partner in the Partnership.

                NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties agree as follows:

                1.             Background.         The background set forth above is hereby incorporated in this Assignment and forms a part hereof.

                2.             Assignment.         Assignee hereby sells, transfers, assigns, conveys, sets over and confirms all of right, title and interest in and to the Sale Units unto the Assignor, free and clear of all liens, claims, charges or encumbrances of any kind or nature whatsoever other than the terms, covenants and provisions of the Agreement of Limited Partnership and Certificate of Limited Partnership of the Partnership and this Agreement.

                3.             Assumption.         Assignor hereby accepts the assignment by Assignee of the Sale Units and assumes all of the obligations of Assignee as a limited partner in the Partnership and agrees to be bound by the terms of the he Agreement of Limited Partnership and Certificate of Limited Partnership of the Partnership as in effect from time to time.

                4.             Governing Law.    This Assignment shall be governed by and construed under the laws of the State of New York, without respect to principles governing conflict of laws.

                5.             Successors and Assigns.   This Assignment shall inure to the benefit of, and be binding upon, the heirs, executors, administrators, successors and assigns of the parties hereto.

                6.             Counterparts.        This Assignment may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute but one document.

                IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first above written.

APOLLO REAL ESTATE INVESTMENT FUND III, L.P.

By:	Apollo Real Estate Advisors III, L.P.,
its general partner

By:	Apollo Real Estate Capital Advisors III, Inc.,
its general partner

By
Name:
Title:

NEWKIRK REALTY TRUST, INC.

By
Name:
Title:

                THE UNDERSIGNED HEREBY CONSENTS TO THE FOREGOING ASSIGNMENT AND CONSENTS TO THE ASSIGNEE BEING ADMITTED AS A SUBSTITUTE LIMITED PARTNER OF THE NEWKIRK MASTER LIMITED PARTNERSHIP.

, 2005		THE NEWKIRK MASTER LIMITED PARTNERSHIP

	By:	Newkirk Realty Trust, Inc. General Partner

By